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                                                                  EXHIBIT 23.5


                           CONSENT OF TOM G. GREIG

   I hereby consent to the reference in the Prospectus constituting part of the Registration Statement on Form S-1 of Quaker Holding Co. to my name as a person about to become a director of DecisionOne Holdings Corp.

                                          /s/ Thomas G. Greig
                                          ---------------------
                                              Thomas G. Greig

July 9, 1997